                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))
[_]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                              THE MEXICO FUND, INC.
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               (Name of Registrant as Specified In Its Charter)

                              THE MEXICO FUND, INC.
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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

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                              THE MEXICO FUND, INC.

                               1775 Eye Street, NW
                            Washington, DC 20006-2401

February 26, 2002

Dear Fellow Shareholder:

         In January 2002, your Fund mailed to you a Proxy Statement in connection with your Fund's upcoming annual shareholders' meeting. This letter amends and supplements that Proxy Statement by providing you with additional information in light of developments since you received the Proxy Statement.

         As you can see from the enclosed press release, your Board of Directors has announced its initial plans for implementation of the proposed in-kind share repurchase policy (see (3) below) once it receives the necessary approval from the Securities and Exchange Commission (the "SEC"). Considering the views of Fund shareholders, your Board has announced that it intends to offer to repurchase 20% of your Fund's outstanding shares in the first twelve months following approval by shareholders and the SEC of its proposed in-kind share repurchase policy.

         Your Board anticipates making an initial repurchase offer under the proposed in-kind repurchase policy for 10% of your Fund's outstanding shares as soon as practicable following SEC and shareholder approval of the in-kind share repurchase policy. Your Fund intends to make a second 10% repurchase offer six months following completion of the first repurchase offer under the proposed in-kind repurchase policy, although the Fund can provide no assurance regarding the SEC's final decision and timing.

         Your Board is pleased to make this announcement in conjunction with the recent filing of an amendment to your Fund's application for regulatory authority from the SEC to implement the proposed in-kind repurchase policy.
Your Board believes this filing is indicative of the progress your Fund has made with the SEC in obtaining the necessary regulatory approval to implement the proposed in-kind share repurchase policy.

         Your Fund's annual shareholders' meeting is scheduled to be held on March 7, 2002 at 2:00 P.M. New York City time at 30 Rockefeller Plaza, 23rd Floor, New York, New York, 10112. Your Board of Directors is seeking your vote regarding the following four matters:

         (1)      To elect two Directors;

         (2) To approve adding a performance fee component to the Fund's advisory fee;


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         (3) To approve adoption of a share repurchase policy requiring the
Fund, on a periodic basis, to offer to repurchase in-kind Fund shares at no less than 98% of net asset value;

         (4) To consider a shareholder proposal that the shareholders of the Fund recommend that the Board of Directors expedite the process to convert the Fund to an open-end investment management company; and

         (5) To transact such other business as may properly come before the Meeting or any adjournment thereof.

         The Board of Directors recommends that you vote FOR Proposals 1, 2 and 3 and AGAINST Proposal 4.

         Enclosed is additional information about your Board of Directors as well as the process for solicitation of votes for the shareholders' meeting.

         We have enclosed with the accompanying Proxy Statement Supplement a duplicate WHITE proxy identical to the WHITE proxy you received with your Proxy Statement. IF YOU HAVE VOTED AND DO NOT WANT TO CHANGE YOUR VOTE, NO ACTION IS REQUIRED. If you have not already voted, whether or not you plant to attend the meeting, please complete, date, sign and promptly return the enclosed WHITE proxy or the WHITE proxy previously sent to you. We urge you NOT to return any GOLD proxy cards you may have recently received.

         On behalf of your Board of Directors, I thank you for your continued support and investment in the Fund.

Sincerely,


Juan Gallardo T.
Chairman of the Board

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                              THE MEXICO FUND, INC.

                               1775 Eye Street, NW
                              Washington, DC 20006

              PROXY STATEMENT SUPPLEMENT DATED FEBRUARY 26, 2002 TO
                     PROXY STATEMENT DATED JANUARY 23, 2002

This Supplement to Proxy Statement is furnished to the shareholders of The Mexico Fund, Inc. (the "Fund"), in connection with the solicitation by its Board of Directors (the "Board") of proxies to be voted at the Annual Meeting of Shareholders (the "Annual Meeting") scheduled to be held on Thursday, March 7, 2002, at 2:00 p.m., New York City time, at 30 Rockefeller Plaza, 23rd Floor, New York, New York, 10112 and at any adjournment thereof.

This Proxy Statement Supplement amends and supplements the Proxy Statement of the Fund dated January 23, 2002, which was first mailed to shareholders on or about January 24, 2002. This Proxy Statement Supplement should be read together with the Proxy Statement. Capitalized terms used in this Proxy Statement Supplement and not otherwise defined in this Proxy Statement Supplement have the respective meanings assigned to those terms in the Proxy Statement.

This Proxy Statement Supplement is first being mailed to shareholders of the Fund on or about February 27, 2002.

              ADDITIONAL INFORMATION ABOUT YOUR BOARD OF DIRECTORS

The Proxy Statement dated January 23, 2002 contains biographical and other information about your Board of Directors and the proposed nominees for election at the Annual Meeting and should be reviewed in conjunction with the additional information about your Board of Directors in this Proxy Statement Supplement.

Below is a chart detailing the purchases and sales of Fund shares by your Board of Directors in the last two years. None of the current members of the Board have sold any Fund shares in the last two years and have only made purchases of Fund shares as detailed below.

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

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
Director                                 Transaction Date (M/D/Y)             Number of shares    Purchased Shares
                                                                                                  (P) or Sold
                                                                                                  Shares (S)
------------------------------------------------------------------------------------------------------------------
Philip Caldwell                          9/28/00                              1,914               P
                                         10/17/01                             171                 P
                                         10/18/01                             200                 P
------------------------------------------------------------------------------------------------------------------
Juan Gallardo T.                         10/16/00                             5,000               P
                                         08/16/01                             5,000               P
------------------------------------------------------------------------------------------------------------------
Claudio X. Gonzalez                      10/16/00                             3,000               P
                                         10/30/01                             1,200               P
                                         10/30/01                             8,800               P
                                         01/09/02                             2,900               P
------------------------------------------------------------------------------------------------------------------
Jose Luis Gomez Pimienta                 1/5/00                               1,000               P
                                         8/16/00                              1,000               P
                                         8/2/01                               200                 P
                                         8/2/01                               800                 P
                                         12/21/01                             1,500               P
------------------------------------------------------------------------------------------------------------------
Robert L. Knauss                         10/11/00                             425                 P
                                         8/02/01                              325                 P
                                         01/03/02                             400                 P
----------------------------------------=-------------------------------------------------------------------------
Agustin Santamarina*                     11/09/00                             200                 P
                                         12/04/00                             200                 P
                                         8/15/01                              400                 P
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Jaime Serra Puche                        10/11/00                             355                 P
                                         10/29/01                             360                 P
                                         10/30/01                             2                   P
------------------------------------------------------------------------------------------------------------------
Emilio Carrillo Gamboa**                 N/A                                  0
------------------------------------------------------------------------------------------------------------------

*As stated in the Proxy Statement, Mr. Santamarina has decided not to stand for reelection and to retire from the Board effective upon the election of his replacement as proposed at this Annual Meeting.
**Mr. Carrillo Gamboa has been nominated as Director to replace Mr. Santamarina.

None of the Directors or proposed nominees has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) in the last ten years.

Mr. Gomez Pimienta, an interested director of the Fund, is also the President and a 10% shareholder of the Fund's investment adviser and administrator, Impulsora del Fondo Mexico, S.A. de C.V. Impulsora del Fondo Mexico, S.A. de C.V. owns 74,211 Fund shares. Other than providing services to the Fund as its adviser pursuant to an Investment Management and Advisory Agreement and as administrator pursuant to an Administrative Services Agreement, Impulsora del Fondo Mexico, S.A. de C.V. has not been involved in a transaction with the Fund whose worth exceeds $60,000. For information regarding the compensation paid to Impulsora del Fondo Mexico, S.A. de C.V. under the Administrative Services and Investment Advisory and Management Agreements, please see the Proxy Statement dated January 23, 2002.

                             SOLICITATION OF PROXIES

The second paragraph of the section, "SOLICITATION OF PROXIES; EXPENSES", found on page 23 of the Proxy Statement is hereby replaced with the following:

The expense of preparation, printing and mailing of the enclosed form of proxy, Notice and Proxy Statement and additional materials will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy

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solicitation material to the beneficial owners of the shares of the Fund. Morrow
& Co, Inc. has been engaged by the Fund to assist in the distribution, tabulation and solicitation of proxies. In connection with its services for this solicitation, Morrow & Co., Inc. will receive a fee not to exceed $125,000, together with reimbursement for its reasonable out-of-pocket expenses. The
Fund's arrangement with Morrow & Co., Inc. provides that Morrow & Co., Inc. will assist the Fund in soliciting the votes of shareholders, including administration of a toll-free telephone number for shareholder inquiries. The Fund has agreed to indemnify Morrow & Co., Inc. against certain liabilities and expenses. Morrow & Co., Inc. anticipates that it will employ approximately seventy persons to solicit shareholders for the Annual Meeting. Costs of this solicitation of proxies are currently estimated to be approximately $652,300.
The Fund estimates that, through the date hereof, its expenses in connection with this solicitation are approximately $457,300.

                             FOR:                   The Mexico Fund, Inc.

                             CONTACT:               Eduardo Solano
                                                    The Mexico Fund, Inc.
                                                    011-52-55-5282-8900


                             INVESTOR RELATIONS:   Gordon McCoun
                                                   Media: Brian Maddox
                                                   Morgen-Walke Associates

FOR IMMEDIATE RELEASE

          MEXICO FUND TO REPURCHASE 20% OF OUTSTANDING SHARES IN FIRST
                       12 MONTHS OF INTERVAL FUND PROGRAM
            --Fund Responds to SEC Comments with Amended Application
                          and Awaits Final SEC Action--

     Washington, D.C., February 26, 2002 -- The Mexico Fund, Inc. (NYSE: MXF), as part of its continuing efforts to increase shareholder value, announced today its intention to offer to repurchase 20% of the Fund's outstanding shares at no less than 98% of net asset value during the first twelve months of operation of its proposed in-kind repurchase policy. An in-kind share repurchase offer for 10% of the Fund's outstanding shares would commence as soon as practicable following the approval by shareholders and the Securities and Exchange Commission ("SEC") of the Fund's proposed in-kind repurchase policy. The Fund further intends to make a second in-kind repurchase offer for an additional 10% of the Fund's outstanding shares six months following the completion of the first in-kind repurchase offer. After the initial year of the program, the Fund's Board of Directors will effectively use the facilities allowed under the interval structure to generate increased value to the Fund's shareholders.

Mr. Juan Gallardo, Chairman of the Mexico Fund's Board of Directors commented, "We have personally visited and spoken with many of the Fund's shareholders regarding a number of the initiatives that have been put forth by the Fund. It has always been our intent to be responsive to all of our shareholders, adding value wherever possible. Therefore, we have decided that in the first twelve months after receiving our necessary approvals for the interval fund, we will offer to repurchase 20% of the Fund's outstanding shares at no less than 98% of net asset value."

Additionally, the Fund announced that it has filed with the SEC amendment number 1 to its exemptive application seeking regulatory authority to conduct the in-kind share repurchases that are the subject of the in-kind repurchase policy. It is the Fund's understanding that it has responded to comments received from the staff of the SEC. The Fund believes that this filing indicates significant progress in the review and consideration of the application by the SEC. However, the Fund can provide no assurance regarding the

SEC's final decision and the timing of that decision.

"The Fund has actively worked to enhance shareholder value, as well as align the interests of the Fund Manager with those of its shareholders. In order to realize the benefits of our initiatives, we encourage all of our investors to continue to support our efforts," concluded Mr. Gallardo.

For further information, contact the Fund's Investor Relations office at 011-52-55-5282-8900, or by email at investor-relations@themexicofund.com.


     The Mexico Fund, Inc. is a non-diversified closed-end management investment company with the investment objective of long-term capital appreciation through investments in securities, primarily equity, listed on the Mexican Stock Exchange. The Fund provides a vehicle to investors who wish to invest in Mexican companies through a managed non-diversified portfolio as part of their overall investment program.

     This press release may contain certain forward-looking statements regarding future circumstances. These forward-looking statements are based upon the Fund's current expectations and assumptions and are subject to various risks and uncertainties that could cause actual results to differ materially from those contemplated in such forward-looking statements including, in particular, the risks and uncertainties described in the Fund's filings with the Securities and Exchange Commission. Actual results, events, and performance may differ. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Fund undertakes no obligation to release publicly any revisions to these forward looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. The inclusion of any statement in this release does not constitute an admission by The Mexico Fund or any other person that the events or circumstances described in such statement are material.

                                      ####

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                                                                WHITE PROXY CARD

                             THE MEXICO FUND, INC.

            Proxy Solicited on Behalf of the Board of Directors for
                         Annual Meeting of Shareholders

     The undersigned shareholder of The Mexico Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Jose Luis Gomez Pimienta and Sander M. Bieber and each of them proxies of the undersigned, with full power of substitution, to vote and act in the name and stead of the undersigned at the Annual Meeting of Shareholders of the Fund, to be held at 30 Rockefeller Plaza, 23rd Floor, New York, NY, 10112, on March 7, 2002 at 2:00 P.M., New York City time, and at any and all adjournments thereof, according to the number of votes the undersigned would be entitled to cast if personally present.

     The shares represented by this proxy will be voted in accordance with instructions given by the shareholder, but if no instructions are given, this proxy will be voted in favor of proposals 1, 2 and 3 against proposal 4 as set forth in this proxy.

     The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement dated January 23, 2002.

                          (Continued on reverse side)

--------------------------------------------------------------------------------

                        Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Shareholders
                             THE MEXICO FUND, INC.

                                  March 7, 2002

                Please Detach and Mail in the Envelope Provided
--------------------------------------------------------------------------------
A [X]  Please mark your
       votes as in this
       example

             This proxy/voting instruction card will be voted FOR proposals 1, 2 and 3 if no choice is specified.
                             The Board of Directors recommends a vote FOR proposals 1, 2 and 3.


                      FOR   WITHHELD                                                                        FOR    AGAINST   ABSTAIN
1. Election of the   [_]    [_]         Nominees:                       2. Approval of addition of a        [_]      [_]       [_]
   nominees listed                          Juan Gallardo T.               performance fee component
   at right to serve                        Emilio Carrillo Gamboa         to the Fund's investment
   as members of                                                           advisory fee.
   the Fund's Board of Directors, as Class III
   Directors, for a term expiring in 2005 and until                     3. Approval of adoption of a        [_]      [_]       [_]
   their successors are elected and qualified:                             share repurchase policy
                                                                           requiring the Fund, on a
For, except as marked to the contrary below:                               periodic basis, to offer
                                                                           to repurchase in-kind Fund
______________________________________________                             shares at no less than 98%
                                                                           of net asset value.


                                                                        This proxy/voting instruction card will be voted AGAINST
                                                                        proposal 4 if no choice is specified.

                                                                        The Board of Directors recommends a vote AGAINST proposal 4.

                                                                                                            FOR    AGAINST   ABSTAIN
                                                                        4. To consider a shareholder        [_]      [_]       [_]
                                                                           proposal that the shareholders
                                                                           of the Fund recommend that the
                                                                           Board of Directors expedite the
                                                                           process to convert the Fund to
                                                                           an open-end investment management
                                                                           company.

                                                                        5. In the discretion of the above named proxy holders, such other business as may properly come before the Meeting
                                                                           or any adjournment thereof.


SIGNATURE(s)________________________________________   DATED_________________

SIGNATURE(s)________________________________________

TITLE:__________________________________________

NOTE: Please sign, date and return promptly. Signature(s) should be exactly as name or names appear on proxy. If shares are held jointly, each holder should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full name.
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